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                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                  PAYOR'S NAME: EXELON GENERATION COMPANY, LLC

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       SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT                 TIN:
        FORM W-9              THE RIGHT AND CERTIFY BY SIGNING AND DATING
    Department of the         BELOW. For individuals, this is your Social          Social Security Number
   Treasury Internal          Security Number (SSN). For sole proprietors,                   or
    Revenue Service           see the Instructions in the enclosed                        Employer
                              Guidelines. For other entities, it is your           Identification Number
                              Employer Identification Number (EIN). If you
                              do not have a number, see how to get a TIN in
                              the enclosed Guidelines.
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                              Part 2--TIN Applied for  / /
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                              Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
  Payor's Request for         (1) the number shown on this form is my correct Taxpayer Identification
        Taxpayer              Number (or I am waiting for a number to be issued to me), (2) I am not
     Identification           subject to backup withholding because (a) I am exempt from backup
     Number ("TIN")           withholding, (b) I have not been notified by the Internal Revenue Service
   and Certification          (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person
                              (including a U.S. resident alien).
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                              SIGNATURE:                                          DATE:
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 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The Internal
 Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.
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                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                          PART 2 OF SUBSTITUTE FORM W-9. CERTIFICATE OF AWAITING
                                      TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30 percent of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the
 Internal Revenue Service as backup withholding.

 Signature:                                                                       Date:

 FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU ON
 ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
 IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS
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